EXHIBIT 10.17

Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company’s confidential treatment request.

SUPPLEMENT TO PURCHASE CONTRACT (YZN/ACL-a14s1)
    This SUPPLEMENT TO PURCHASE CONTRACT (hereinafter called, “This SUPPLEMENT”) made and entered as of this 15th day of August, 2005, by and between YOZAN INC. (hereinafter called, “YOZAN”) of the city of Tokyo, Japan, and AIRSPAN COMMUNICATIONS, LTD. (hereinafter called, “ACL”) of the city of Uxbridge, U.K., witnesses the mutual agreements of the both parties herein contained in supplement and/or change PURCHASE CONTRACT (YZN/ACL-A14) made by the both parties as of 14th April, 2005, (hereinafter called, “Original P/C”), which the parties hereto hereby agree as follows:

1.	Regarding Article 3.-Item 3. of Original P/C, the unit price of Enclosure/Aux. for a Single
B/S Product Set is US$[*].

2.
Regarding Article 4.-Item 3. of Original P/C, the purchase quantity of Enclosure Aux. for Single B/S Products Set is [*] units, the Contract Price of which is US$[*]. In this [*] units, the assortment of two types Enclosure/Aux. for Single B/S Products Set, the one is with GPS and the other is without GPS, is [*] units and [*] units respectively.

3.	Regarding Article 4.-Item 6. of Original P/C, the purchase quantity of EasyST is [*] units instead of [*] units, the Contract Price of which is US$[*] instead of US$[*] (US$[*] decrease).

4.	Regarding Article 4.-Item 7, of Original P/C, the purchase quantity of WiFi-AP For EasyST is [*] units, the Contract Price of which is US$[*].

5.	Regarding Article 4.-Item 8. of Original P/C, the purchase quantity of Easy ST Base Unit is [*] instead of [*] units, the Contract Price of which is [*] instead of US$[*]. (US$[*] decrease).

6.
Regarding Article 4.-Item 9. of Original P/C, the purchase quantity of ProST is [*] units, the Contract Price of which is US$[*]. This quantity is an aggregate of standard “ProST”s and “ProST-WiFi”s (ProST to be integrated with WiFi-AP For ProST), while the latter will be [*] units as of the date herein above.

7.
Regarding Article 4.-Item 10. of Original P/C, the purchase quantity of WiFi-AP For ProST is [*] units the Contract Price of which is US$[*]. YOZAN has its optional right to additionally purchase up to [*] units of this WiFi-AP For ProST if and when YOZAN notify ACL, by the end of September, 2005, in written form to execute this optional right of additional purchase.

8.
YOZAN shall additionally purchase from ACL [*] units of each 3meters External Cabling finished for connection MicroMAX-SDR to Radio-Transceivers. The unit price of this External Cabling is US$[*], the Contract Price of which is US$[*].

9.
YOZAN shall additionally purchase from ACL [*] sets of GPS which shall be integrated into MicroMAX-SDR as a factory built option. The unit price of this GPS option is US$[*], the Contract Price of which is US$[*].

10.	YOZAN shall additionally purchase from ACL [*] units of 3m cable connecting GPS and its antenna. The unit price of this cable is US$[*], the Contract Price of which is US$[*].

11.
YOZAN shall additionally purchase from ACL [*] units of finished 3m cable connection two MicroMAX-SDRs for GPS operation. The unit price of this finished cable is US$[*], the Contract Price of which is US$[*].

12.	Regarding Article 3.-Item 11. of Original P/C, Carrier Sence S/W, the Contract Price is [*].

13.
YOZAN shall additionally purchase from ACL [*] sets of the Outdoor PSU to be attached to ProST. The unit Price of this Outdoor PSU is US$[*], the Contract Price of which is US$[*]. If YOZAN execute the aforesaid optional right of additionally purchasing WiFi-AP For ProST, the additional Outdoor PSU shall be purchased by YOZAN accordingly.

14.
ACL shall discount US$[*] from the lump sum amount of the change in Grand Total of Contract Price, which is resulted from This SUPPLEMENT. After the above supplement, change and this discount, Grand Total of Contract Price mentioned in Article 4. of Original P/C shall be US$16,667,940 instead of US$9,816,000.

15.
Regarding Article 6-Item 2. of Original P/C, Payment Terms for Down Payment is changed to “30% of the total Contract Price” instead of $15% of the total Contract Price,” according to MINUTES OF MEETING made by the both parties as of 15th July, 2005. As a result, YOZAN shall pay US$2,055,582, to ACL within two weeks of This SUPPLEMENT. This is calculated as follows:

The total Contract Price of Original P/C	US$9,816,000
The Contract Price added by This SUPPLEMENT	US$6,851,940
The total Contract Price of the date	US$16,667,940
The Down Payment Amount (30% of the above)	US$5,000,382
The Down Payment is already paid	US$2,944,800
The Down Payment to be paid by This SUPPLEMENT	US$2,055,582

16.
Regarding Article 6.-Item 4. of Original P/C, the payment to be made by YOZAN to ACL within two months after the corresponding Delivery is $35% of the respective Contract Price” instead of “50% of the same,” according to MINUTES OF MEETING made by the both parties as of 15th July, 2005.

17.	The other part of Original P/C than mentioned herein above shall remain unchanged.

In witness whereof, each of the parties hereto has caused This SUPPLEMENT to be executed, in duplicate, each duplicate of which shall be considered as original, by its duly authorized officers or representatives.

YOZAN INC. (SIGNED) By Sunao Takatori, President and CEO	AIRSPAN COMMUNICATIONS LTD. (SIGNED) By Eric Stonestrom, CEO